Van Kampen New York Tax Free Income Fund
                          Item 77(O) 10F-3 Transactions
                       April 1, 2006 - September 30, 2006



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
  NYS   6/9/0    -     $104.3 $447,06  2,200,    0.49%  1.84%   JPMorg  JPMorg
Enviro    6              9     0,000     000                     an,      an
nmenta                                                           A.G.
   l                                                            Edward
Facili                                                            s,
 ties                                                           Bear,
 Corp                                                           Stearn
  Rev                                                            s &
 Bonds                                                           CO.
                                                                Inc.,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                 y &
                                                                 Co.,
                                                                Roosev
                                                                elt &
                                                                Cross,
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Citigr
                                                                 oup,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Piper
                                                                Jaffra
                                                                 y &
                                                                 Co.,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                 M.R.
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation